UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 15, 2004

Chiron Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-12798	94-2754624
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4560 Horton Street, Emeryville, CA		94608
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (510) 655-8730

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.02.             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)  Effective as of October 15, 2004, Richard H. Wills resigned from the Board of Directors of Chiron Corporation.  Mr. Wills was not named to serve on any committees of the Board.

Chiron issued a press release on October 15, which is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K, regarding Mr. Wills’ resignation from Chiron’s Board.

Item 9.01               Financial Statements and Exhibits

(c)             Exhibits.

Exhibit Number

99.1         Press release issued October 15, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHIRON CORPORATION
(Registrant)

Date: October 15, 2004	By:	/s/William G. Green
William G. Green
Sr. Vice President,
Special Counsel and Secretary